                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to section 13 or 15(d) of
                      the Securities Exchange Act of 1934




               Date of report (Date of earliest event reported):
               -------------------------------------------------
                                February 8, 2001


                               TECO ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           FLORIDA                        1-8180                59-2052286
           -------                        ------                ----------
(State or other jurisdiction         (Commission file         (IRS Employer
      of incorporation)                   Number)           Identification No.)


                702 North Franklin Street, Tampa Florida 33602
                ----------------------------------------------
              (Address of principal executive offices) (Zip Code)

   Registrant's telephone number, including area code:    (813) 228-4111
                                                          --------------

ITEM 5.  OTHER EVENTS

         See the Press Release dated Feb. 8, 2001, filed as Exhibit 99.1 and incorporated herein by reference, announcing that TECO Power Services Corporation has reached an agreement to purchase American Electric Power's Frontera Power Station located in South Texas.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)     Exhibits

           99.1       Press Release dated Feb. 8, 2001.

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: Feb. 8, 2001                          TECO Energy, Inc.



                                             By: /s/ G. L. GILLETTE
                                                 ------------------------------
                                                 G. L. GILLETTE
                                                 Vice President-Finance
                                                 and Chief Financial Officer
                                                 (Principal Financial Officer)

                               INDEX TO EXHIBITS



Exhibit No.       Description of Exhibits                              Page No.

   99.1           Press Release dated Feb. 8, 2001                       5-6